UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21682

                                         BB&T Variable Insurance Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor Raleigh, NC 27601-0575
(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President

BB&T Variable Insurance Funds

434 Fayetteville Street Mall, 5th Floor

                                Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

BB&T Variable Insurance Funds

BB&T Large Cap VIF

Performance Overview	12/31/1998 - 12/31/2008

Growth of a $10,000 investment

Portfolio Manager Ronald T. Rimkus, CFA Director of Core Equity BB&T Asset Management, Inc.	Average Annual Returns

		1 Year	5 Year	10 Years

	BB&T Large Cap VIF	(37.43%)	(2.87%)	(1.08%)

	S&P 500 Index	(37.00%)	(2.19%)	(1.38%)

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between January 1, 2008 and December 31, 2008?

A. The Fund returned (37.43%). That compared to a (37.00%) return for its benchmark, the Standard & Poor’s 500® Index (“S&P 500 Index’).¹

Q. What factors affected the Fund’s performance?

A. As the credit crisis evolved, the Federal Reserve and the Treasury Department declined to rescue two major financial institutions. The failure of these institutions sent the crisis into overdrive, and financial markets responded in kind. These events have done considerable harm to the global economy and the world is still grappling with their aftermath.

We positioned the Fund in an increasingly defensive posture as the year progressed. Starting in January, we lightened our exposure to all of the Fund’s consumer discretionary holdings. In July, we reduced its housing- and mortgage-related exposures, and through late September and early October we reduced our holdings in shares of companies that demonstrated a high degree of operating leverage. The increasingly defensive posture strongly aided relative performance, particularly in the second half of the year.2

All of the Fund’s holdings in financials shares weighed on relative returns. In some cases, we felt that the problems in the economy were adequately reflected in the corresponding stock prices. However, we may have overestimated the ability of the Federal Reserve to quell the crisis despite the many rate reductions and novel lending programs created to ease liquidity.2

[1]

The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2008, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

2

BB&T Mid Cap Growth VIF

Performance Overview	10/15/2001 - 12/31/2008

Growth of a $10,000 investment

Portfolio Manager David P. Nolan Senior Vice President and Portfolio Manager BB&T Asset Management, Inc.	Average Annual Returns	(Inception 10/15/2001)

		1 Year	5 Year	Since Inception

	BB&T Mid Cap Growth VIF	(51.78%)	(2.06%)	0.72%

	Russell MidCap® Growth Index	(44.32%)	(2.33%)	0.80%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the Russell MidCap® Growth Index was 10/31/01. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between January 1, 2008 and December 31, 2008?

A. The Portfolio returned (51.78%). That compared to a (44.32%) return for its benchmark, the Russell Midcap Growth® Index.¹

Q. What factors affected the Fund’s performance?

A. The period under review includes one of the worst bear markets in history. Investors’ fears about a global slowdown led to a significant retreat from equity shares. Those concerns particularly hurt the kinds of high-growth mid-cap firms in which the Fund specializes, as the market lost faith in these companies’ valuations and growth expectations.

Shares of firms in economically sensitive sectors such as industrials and technology performed particularly poorly during the period. The Fund’s overweight position in energy, along with an overweight allocation to industrial shares, weighed on returns relative to the benchmark index.

Likewise, stock selection in industrials and information technology shares dragged on the Fund’s relative returns.2

Meanwhile, stock selection in consumer staples improved the Fund’s performance relative to its benchmark index.2

[1]

The Fund is measured against the Russell MidCap® Growth Index, an unmanaged index which measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2008, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

3

BB&T Capital Manager Equity VIF

Performance Overview	5/1/2001 - 12/31/2008

Growth of a $10,000 investment

Portfolio Manager Team Managed by the BB&T Balanced Portfolio Management Team	Average Annual Returns	(Inception 5/1/2001)

		1 Year	5 Year	Since Inception

	BB&T Capital Manager Equity VIF	(38.22%)	(2.70%)	(3.00%)

	S&P 500 Index	(37.00%)	(2.19%)	(2.36%)

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the S&P 500 Index was 04/30/01. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between January 1, 2008 and December 31, 2008?

A. The Fund returned (38.22%). That compared to a (37.00%) return for the S&P 500 Index and a (37.31%) return for the Russell 3000® Index.¹

Q. What factors affected the Fund’s performance?

A. The Fund invests in a combination of the BB&T Large Cap Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T International Equity Fund, the BB&T Special Opportunities Equity Fund, BB&T Equity Income Fund, BB&T Equity Index Fund, the BB&T U.S. Treasury Money Market Fund and various exchange-traded funds.

Domestic and international equity markets performed very poorly during the period under review. The global financial crisis led to a global economic recession, causing investors to flee from equity securities and the Fund to experience a negative absolute return.

The Fund’s allocations to international equities and mid-cap U.S. equities dragged on relative returns, as both types of shares lagged the S&P 500 Index during the period. The Fund’s overweight position in value stocks within large-cap U.S. equity shares also contributed to the Fund’s underperformance, as those shares lost ground to growth stocks during the period.2

Approximately 10% of the Fund’s U.S. equity allocation is invested in small-cap stocks, which outperformed the S&P 500 Index, thus contributing positively to relative performance during the period. The Fund’s 60/40 value-to-growth split over the period helped relative performance among small and mid-sized stocks, as value stocks outperformed growth stocks within the small-cap and mid-cap U.S. equity markets (represented by the Russell 2000 Index and Russell Mid Cap Index, respectively).2

[1]

The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2008, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

4

BB&T Special Opportunities Equity VIF

Performance Overview	7/22/2004 - 12/31/2008

Growth of a $10,000 investment

Portfolio Manager George F. Shipp, CFA Chief Investment Officer Scott & Stringfellow LLC	Average Annual Returns	(Inception 7/22/2004)

		1 Year	Since Inception

	BB&T Special Opportunities Equity VIF	(33.71%)	4.34%

	S&P 500 Index	(37.00%)	(2.48%)

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the S&P 500 Index was 07/31/04. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the Fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between January 1, 2008 and December 31, 2008?

A. The Fund returned (33.71%). That compared to a (37.00%) return for its benchmark, the S&P 500 Index.¹

Q. What factors affected the Fund’s performance?

A. The stock market, as measured by the unmanaged S&P 500 Index, experienced its sharpest drop in generations, falling 37% in 2008. Investors’ fears centered on financial institutions’ solvency, liquidity and transparency. As investors sought to avoid risk at all costs, markets for commercial paper, corporate bonds and other forms of financing dried up, ultimately spreading losses far beyond the financial sector. Leverage in the financial system began to unwind, leading to declines in corporate profits and consumer confidence.

All 10 economic sectors tracked by Standard & Poor’s experienced double-digit percentage declines for the year. Commodities, real estate and most international stock markets also experienced sharp losses. Cash and Treasury securities offered the only safe harbors as investors fled riskier asset classes for perceived safety.

The Fund outperformed its benchmark index in part because of its underweight positions in financials and materials, the worst-performing sectors of the year (-55% and -46%, respectively). Stock selection also helped boost the Fund’s relative performance, particularly due to investments in shares of an airline company and a large bank that posted gains early in the year. Likewise, the Fund’s relative return benefited from shares of a biotechnology company that was among the S&P 500’s top performers for the year. The Fund’s cash position also helped insulate returns.2

Overweight positions in energy and technology shares detracted from performance against the benchmark during the period under review.2

[1]

The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2008, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

5

BB&T Total Return Bond VIF

Performance Overview	7/22/2004 - 12/31/2008

Growth of a $10,000 investment

Portfolio Manager Mark Montgomery, CFA Managing Director and Fixed Income Portfolio Manager Sterling Capital Management LLC	Average Annual Returns	(Inception 7/22/2004)

		1 Year	Since Inception

	BB&T Total Return Bond VIF	3.38%	3.90%

	Barclays Capital U.S. Aggregate Bond Index	5.24%	5.01%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the Barclays Capital U.S. Aggregate Bond Index (formerly a Lehman Brothers Index) was 07/31/04. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between January 1, 2008 and December 31, 2008?

A. The Fund returned 3.38%. That compared to a 5.24% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index)1.

Q. What factors affected the Fund’s performance?

A. Fixed-income securities began the period with relatively low yields, which generally continued to decline as the fallout from the subprime mortgage market led to a flight to quality among investors. Treasury securities generated the fixed-income markets’ best performance in that environment.

The Fund began the period with a Treasury allocation equal to that of the benchmark. During the period we boosted the Fund’s allocation to agency issues, mortgage-backed agency pass-through securities and corporate bonds, which offered higher-than-normal yields compared to Treasuries. We believed the investments we purchased were undervalued and were poised to perform well once the market reverted to form. Spreads remained wide during the period, however, and the Fund’s underweight position in Treasuries relative to the benchmark hurt relative performance.2

We maintained a duration that was neutral to slightly longer than the Fund’s benchmark. That strategy helped performance slightly. The largest positive impact on performance came from the Fund’s positioning within the five- to seven-year portion of the yield curve. Our strategy, known as “bulleting,” is intended to take advantage of a steepening yield curve by clustering holdings in the middle of the curve. Our bulleted approach boosted performance, because the yield curve did steepen as investors continued to have concerns about the direction of the economy.2

The Fund initially benefited from its overweight position in tax-exempt municipal securities, which offered higher yields than Treasuries during part of the period. Later in the year, returns from municipal bonds trailed other securities, contributing to the Fund’s underperformance relative to the index.2

[1]

The Fund is measured against Barclays Capital U.S. Aggregate Bond Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2008, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

6

BB&T Variable Insurance Funds

     Summary of Portfolio Holdings (Unaudited)

    December 31, 2008

The BB&T Variable Insurance Funds portfolio composition was as follows at December 31, 2008:
BB&T Large Cap VIF	Percentage of net assets
Consumer Discretionary	14.2%
Consumer Staples	21.2%
Energy	9.3%
Financials	16.7%
Health Care	17.0%
Industrials	1.4%
Information Technology	15.2%
Put Options Purchased	0.7%
Cash Equivalents	4.2%

99.9%

BB&T Mid Cap Growth VIF
Consumer Discretionary	13.1%
Consumer Staples	4.6%
Energy	3.6%
Exchange Traded Funds	25.4%
Financials	9.1%
Health Care	14.4%
Industrials	13.9%
Information Technology	9.0%
Cash Equivalents	6.5%

99.6%

BB&T Capital Manager Equity VIF
BB&T Equity Income Fund	9.4%
BB&T Equity Index Fund	1.5%
BB&T International Equity Fund	23.0%
BB&T Large Cap Fund	8.4%
BB&T Mid Cap Growth Fund	8.6%
BB&T Mid Cap Value Fund	13.2%
BB&T Special Opportunities Equity Fund	5.1%
BB&T U.S. Treasury Money Market Fund	2.4%
Exchange Traded Funds	26.7%

98.3%

BB&T Special Opportunities Equity VIF
Consumer Discretionary	9.9%
Consumer Staples	3.8%
Energy	12.3%
Financials	2.2%
Health Care	18.1%
Industrials	9.7%
Information Technology	30.1%
Materials	3.8%
Cash Equivalents	8.1%

98.0%

BB&T Total Return Bond VIF
Asset Backed Securities	1.3%
Commercial Mortgage-Backed Securities	0.7%
Corporate Bonds	23.0%
Fannie Mae	34.9%
Freddie Mac	17.6%
Ginnie Mae	1.2%
Federal Home Loan Bank	1.2%
Foreign Government	0.3%
Municipal Bonds	11.3%
U.S. Treasury Notes	5.3%
Cash Equivalents	8.7%

105.5%

BB&T Variable Insurance Funds

    Expense Example (Unaudited)

    December 31, 2008

As a shareholder of the BB&T Variable Insurance Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the BB&T Variable Insurance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 - 12/31/08*	Expense Ratio During Period 7/1/08 - 12/31/08
BB&T Large Cap VIF	$1,000.00	$ 756.70	$3.40	0.77%
BB&T Mid Cap Growth VIF	1,000.00	544.10	3.07	0.79%
BB&T Capital Manager Equity VIF	1,000.00	700.80	1.67	0.39%
BB&T Special Opportunities Equity VIF	1,000.00	684.20	4.74	1.12%
BB&T Total Return Bond VIF	1,000.00	1,026.70	4.18	0.82%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Expenses shown do not include annuity contract fees.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each BB&T Variable Insurance Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08-12/31/08*	Expense Ratio During Period 7/1/08 - 12/31/08
BB&T Large Cap VIF	$1,000.00	$1,021.27	$3.91	0.77%
BB&T Mid Cap Growth VIF	1,000.00	1,021.17	4.01	0.79%
BB&T Capital Manager Equity VIF	1,000.00	1,023.18	1.98	0.39%
BB&T Special Opportunities Equity VIF	1,000.00	1,019.51	5.69	1.12%
BB&T Total Return Bond VIF	1,000.00	1,021.01	4.17	0.82%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Expenses shown do not include annuity contract fees.

BB&T Large Cap VIF

    Schedule of Portfolio Investments

    December 31, 2008

Shares		Fair Value
COMMON STOCKS (95.0%)

	Consumer Discretionary (14.2%)
88,677	Comcast Corp., Class A	$1,496,868
98,526	KB Home	1,341,924
125,493	Starbucks Corp.(a)	1,187,164
21,591	Target Corp.	745,537
14,852	Tiffany & Co.	350,953

		5,122,446

	Consumer Staples (21.2%)
25,111	Clorox Co. (The)	1,395,167
14,623	Costco Wholesale Corp.	767,707
66,604	Kraft Foods, Inc., Class A	1,788,317
30,428	Procter & Gamble Co.	1,881,059
32,458	Wal-Mart Stores, Inc.	1,819,596

		7,651,846

	Energy (9.3%)
22,301	ConocoPhillips	1,155,192
27,549	Exxon Mobil Corp.	2,199,238

		3,354,430

	Financials (16.7%)
37,572	Bank of America Corp.	529,014
484	Berkshire Hathaway, Inc. Class B(a)	1,555,576
46,781	JPMorgan Chase & Co.	1,475,005
15,870	Loews Corp.	448,327
67,496	Wells Fargo & Co.	1,989,782

		5,997,704

	Health Care (17.0%)
11,222	Eli Lilly & Co.	451,910
32,137	Johnson & Johnson.	1,922,756
37,595	Medtronic, Inc.	1,181,235
54,002	Merck & Co., Inc.	1,641,661
51,232	Pfizer, Inc.	907,319

		6,104,881

	Industrials (1.4%)
30,674	General Electric Co.	496,919

	Information Technology (15.2%)
39,663	Cisco Systems, Inc.(a)	646,507
55,683	eBay, Inc.(a)	777,334
2,475	Google, Inc., Class A(a)	761,434
65,397	Intel Corp.	958,720
61,609	Microsoft Corp.	1,197,679
31,140	QUALCOMM, Inc.	1,115,746

		5,457,420

	Total Common Stocks (Cost $38,785,443)	34,185,646

Contracts
PUT OPTIONS PURCHASED (0.7%)

	Financials (0.7%)
75	Bank of America Corp., Strike Price $25.00, Expiration Date 01/21/09	$83,625
169	JPMorgan Chase & Co., Strike Price $40.00, Expiration Date 01//21/09	147,030
273	Wells Fargo & Co., Strike Price $26.00, Expiration Date 01/21/09	20,475

		251,130

	Total Put Options Purchased (Cost $227,938)	251,130

Shares
INVESTMENT COMPANY (4.2%)
1,502,320	Federated Treasury Obligations Fund, Institutional Shares	1,502,321

	Total Investment Company (Cost $1,502,320)	1,502,321

Principal Amount
SHORT TERM INVESTMENT (0.0%)
$29,800	BNY Institutional Cash Reserve, Series B	2,682

	Total Short Term Investment (Cost $29,800)	2,682

Total Investments — 99.9% (Cost $40,545,501)		35,941,779
Net Other Assets (Liabilities) — 0.1%		36,520

NET ASSETS — 100.0%		$35,978,299

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Mid Cap Growth VIF

    Schedule of Portfolio Investments

    December 31, 2008

Shares		Fair Value
COMMON STOCKS (67.7%)

	Consumer Discretionary (13.1%)
3,200	Amazon.com, Inc.(a)	$164,096
2,725	Apollo Group, Inc., Class A(a)	208,789
11,125	Burger King Holdings, Inc.	265,665
8,885	DeVry, Inc.	510,088
2,700	McDonald’s Corp.	167,913
363	NVR, Inc.(a)	165,619
2,375	Polo Ralph Lauren Corp.	107,849

		1,590,019

	Consumer Staples (4.6%)
6,150	Chattem, Inc.(a)(b)	439,910
2,125	Wal-Mart Stores, Inc.	119,127

		559,037

	Energy (3.6%)
1,845	Core Laboratories N.V.	110,442
6,750	National Oilwell Varco, Inc.(a)	164,970
5,800	Southwestern Energy Co.(a)	168,026

		443,438

	Financials (9.1%)
5,675	AllianceBernstein Holding LP	117,983
11,425	Assurant, Inc.	342,750
850	CME Group, Inc.	176,894
15,250	Hudson City Bancorp, Inc	243,390
9,075	Nasdaq OMX Group, Inc. (The)(a)	224,243

		1,105,260

	Health Care (14.4%)
7,050	Alexion Pharmaceuticals, Inc.(a)	255,140
3,775	Amedisys, Inc.(a)	156,059
3,450	Celgene Corp.(a)	190,716
2,225	Cephalon, Inc.(a)	171,414
5,725	Express Scripts, Inc.(a)	314,760
960	Intuitive Surgical, Inc.(a)	121,910
4,950	Myriad Genetics, Inc.(a)	327,987
6,000	NuVasive, Inc.(a)	207,900

		1,745,886

	Industrials (13.9%)
7,100	Bucyrus International, Inc.	131,492
13,150	Corrections Corp. of America(a)	215,134
9,275	Covanta Holding Corp.(a)	203,679
3,525	Energy Conversion Devices, Inc.(a)(b)	88,865
4,000	Fluor Corp.	179,480
3,675	FTI Consulting, Inc.(a)	164,199
5,950	J.B. Hunt Transport Services, Inc.	156,306

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
4,800	Kansas City Southern(a)	$91,440
13,050	Quanta Services, Inc.(a)	258,390
3,985	Stericycle, Inc.(a)	207,539

		1,696,524

	Information Technology (9.0%)
1,330	Baidu.com, Inc., ADR(a)	173,658
3,850	Comtech Telecommunications Corp.(a)	176,407
4,375	Equinix, Inc.(a)	232,706
11,650	Microsemi Corp.(a)	147,256
22,175	Nuance Communications, Inc.(a)	229,733
5,775	Sina China Corp.(a)	133,691

		1,093,451

	Total Common Stocks (Cost $10,190,649)	8,233,615

EXCHANGE TRADED FUNDS (25.4%)
54,249	iShares Russell MidCap Growth Index Fund	1,699,079
23,378	iShares Russell Midcap Index Fund	1,396,134

	Total Exchange Traded Funds (Cost $4,351,299)	3,095,213

INVESTMENT COMPANY (4.3%)
519,090	Federated Treasury Obligations Fund, Institutional Shares	519,090

	Total Investment Company (Cost $519,090)	519,090

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (2.2%)
$275,826	Pool of Various Securities	271,606

	Total Securities Held as Collateral for Securities on Loan (Cost $275,826)	271,606

Total Investments — 99.6% (Cost $15,336,864)		12,119,524
Net Other Assets (Liabilities) — 0.4%		50,221

NET ASSETS — 100.0%.		$12,169,745

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Equity VIF

    Schedule of Portfolio Investments

    December 31, 2008

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (71.6%)
79,217	BB&T Equity Income Fund, Institutional Class	$ 800,090
21,287	BB&T Equity Index Fund, Institutional Class	128,148
451,694	BB&T International Equity Fund, Institutional Class	1,964,869
79,587	BB&T Large Cap Fund, Institutional Class	716,279
103,351	BB&T Mid Cap Growth Fund, Institutional Class	733,795
137,356	BB&T Mid Cap Value Fund, Institutional Class	1,123,572
38,496	BB&T Special Opportunities Equity Fund, Institutional Class	438,088
202,865	BB&T U.S. Treasury Money Market Fund, Institutional Class	202,866

	Total Affiliated Investment Companies (Cost $9,515,602)	6,107,707

EXCHANGE TRADED FUNDS (26.7%)
12,302	iShares Russell 2000 Index Fund	606,120
18,435	iShares S&P 500 Index Fund	1,667,261

	Total Exchange Traded Funds (Cost $3,370,579)	2,273,381

Total Investments — 98.3% (Cost $12,886,181)		8,381,088
Net Other Assets (Liabilities) — 1.7%		147,112

NET ASSETS — 100.0%		$8,528,200

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity VIF

    Schedule of Portfolio Investments

    December 31, 2008

Shares		Fair Value
COMMON STOCKS (89.9%)

	Consumer Discretionary (9.9%)
72,000	Comcast Corp., Class A	$1,215,360
67,000	News Corp., Class A	609,030
26,000	Yum! Brands, Inc.(c)	819,000

		2,643,390

	Consumer Staples (3.8%)
72,000	Smithfield Foods, Inc.(a)(b)	1,013,040

	Energy (12.3%)
11,400	Apache Corp.	849,642
23,000	Consol Energy, Inc.	657,340
200	Noble Corp.	4,412
60,000	Petroleo Brasileiro SA, ADR	1,224,600
51,000	Weatherford International, Ltd.(a)	551,820

		3,287,814

	Financials (2.2%)
2,000	Markel Corp.(a)	598,000

	Health Care (18.1%)
30,000	Allscripts-Misys Healthcare Solutions, Inc	297,600
23,000	McKesson Corp	890,790
35,000	Medcath Corp.(a)	365,400
26,000	Teva Pharmaceutical Industries, Ltd., ADR	1,106,820
50,000	UnitedHealth Group, Inc.	1,330,000
24,000	Varian Medical Systems, Inc.(a)	840,960

		4,831,570

	Industrials (9.7%)
10,500	L-3 Communications Holdings, Inc.	774,690
50,000	Spirit Aerosystems Holdings, Inc., Class A(a)	508,500
32,000	SPX Corp	1,297,600

		2,580,790

	Information Technology (30.1%)
31,326	ACI Worldwide, Inc.(a)	498,084
63,000	Akamai Technologies, Inc.(a)	950,670
260,000	ARM Holdings PLC, ADR	1,001,000
58,000	Cisco Systems, Inc.(a)	945,400
57,000	Corning, Inc	543,210

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — (continued)
75,000	Dell, Inc.(a)	$768,000
30,000	Digital River, Inc.(a)	744,000
54,000	eBay, Inc.(a)	753,840
28,000	Harris Corp.	1,065,400
56,000	Symantec Corp.(a)	757,120

		8,026,724

	Materials (3.8%)
62,000	Nalco Holding Co.	715,480
19,800	Sealed Air Corp.	295,812

		1,011,292

	Total Common Stocks (Cost $30,792,324)	23,992,620

INVESTMENT COMPANY (7.8%)
2,066,758	Federated Treasury Obligations Fund, Institutional Shares	2,066,758

	Total Investment Company (Cost $2,066,758)	2,066,758

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (0.3%)
$116,200	Pool of Various Securities	80,674

	Total Securities Held as Collateral for Securities on Loan (Cost $116,200)	80,674

Total Investments — 98.0% (Cost $32,975,282)		26,140,052
Net Other Assets (Liabilities) — 2.0%		543,507

NET ASSETS — 100.0%		$26,683,559

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Total Return Bond VIF

    Schedule of Portfolio Investments

    December 31, 2008

Principal Amount		Fair Value
ASSET BACKED SECURITIES (1.3%)
$ 80,000	American Express Credit Account Master Trust, Series 2004-5, Class A, 1.285%, 4/16/12*(d)	$77,156
98,000	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4, Class 1A5, STEP, 5.416%, 5/25/33(e)	77,254
115,000	MBNA Credit Card Master Note Trust, Series 2002-A8, Class A8, 4.969%, 12/15/11*(d)	111,896

	Total Asset Backed Securities (Cost $294,470)	266,306

COMMERCIAL MORTGAGE-BACKED SECURITIES (0.7%)
28,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46*	19,703
187,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3, 5.902%, 2/15/51*	121,424

	Total Commercial Mortgage-Backed Securities (Cost $218,782)	141,127

CORPORATE BONDS (23.0%)

	Consumer Discretionary (0.5%)
48,000	Historic TW, Inc., 9.125%, 1/15/13	47,568
44,000	Time Warner, Inc., 5.875%, 11/15/16	39,446
30,000	Walt Disney Co. (The), 4.500%, 12/15/13	30,198

		117,212

	Consumer Staples (1.6%)
120,000	Coca-Cola Co. (The), 5.350%, 11/15/17	129,469
217,000	CVS Caremark Corp., 4.875%, 9/15/14	200,139

		329,608

	Energy (0.3%)
68,000	Peabody Energy Corp., Series B, 6.875%, 3/15/13	64,430

	Financials (11.9%)
80,000	American International Group, Inc., MTN, Series G, 5.850%, 1/16/18	53,623
250,000	Bank of America Corp., 5.125%, 11/15/14	241,716
81,000	Bank of America Corp., 5.750%, 12/1/17	80,874
230,000	Bank of America Corp., MTN, 3.125%, 6/15/12.	239,012
200,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/1/18	219,171
70,000	Citigroup, Inc., 4.125%, 2/22/10	68,980
20,000	Citigroup, Inc., 6.125%, 5/15/18	20,222
50,000	Countrywide Home Loans, Inc., MTN, 4.125%, 9/15/09	49,414
75,000	Countrywide Home Loans, Inc., MTN, Series K, 5.625%, 7/15/09	74,670
28,000	ERP Operating LP, 5.125%, 3/15/16	19,810
55,000	GATX Financial Corp., 5.125%, 4/15/10	51,519
475,000	General Electric Capital Corp., 5.625%, 5/1/18 .	478,443
15,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/12	14,158
115,000	Goldman Sachs Group, Inc. (The), 6.125%, 2/15/33	104,841
137,000	Morgan Stanley, 4.250%, 5/15/10	134,313
253,000	Morgan Stanley, MTN, Series F, 6.625%, 4/1/18.	221,954
178,000	Prudential Financial, Inc., MTN, Series B, 5.100%, 9/20/14	148,883
70,000	Wachovia Corp., 4.375%, 6/1/10	66,672

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$203,000	Wells Fargo & Co., 5.625%, 12/11/17	$211,785

		2,500,060

	Health Care (0.7%)
78,000	Cardinal Health, Inc., 4.000%, 6/15/15	65,393
90,000	Laboratory Corp. of America Holdings, 5.625%, 12/15/15	75,746

		141,139

	Industrials (1.8%)
175,000	Allied Waste North America, Inc., 6.875%, 6/1/17	162,750
180,000	Corrections Corp. of America, 6.250%, 3/15/13	167,400
60,000	Goodrich (BF) Corp., 6.290%, 7/1/16	59,631

		389,781

	Information Technology (4.8%)
131,000	Cisco Systems, Inc., 5.500%, 2/22/16	138,752
130,000	Hewlett-Packard Co., 6.500%, 7/1/12	139,910
110,000	Hewlett-Packard Co., 5.400%, 3/1/17	110,207
215,000	International Business Machines Corp., 5.700%, 9/14/17	229,860
75,000	International Business Machines Corp., 8.000%, 10/15/38	99,843
192,000	Oracle Corp., 5.250%, 1/15/16	195,477
50,000	Oracle Corp., 5.750%, 4/15/18	52,299
45,000	Xerox Corp., 6.350%, 5/15/18	35,194

		1,001,542

	Telecommunication Services (1.0%)
190,000	AT&T, Inc., 6.400%, 5/15/38	203,524

	Utilities (0.4%)
60,000	Duke Energy Corp., 6.250%, 6/15/18	57,927
24,000	Ohio Power Co., Series K, 6.000%, 6/1/16	22,963

		80,890

	Total Corporate Bonds (Cost $4,857,038)	4,828,186

MORTGAGE-BACKED SECURITIES (49.1%)

	Fannie Mae(f) (31.9%)
21,347	4.500%, 10/1/18, Pool #752030	21,957
15,047	5.500%, 11/1/20, Pool #843972	15,536
14,678	5.500%, 12/1/20, Pool #831138	15,155
40,771	5.500%, 5/1/21, Pool #895628	42,095
53,405	5.500%, 6/1/21, Pool #831526	55,098
253,279	5.500%, 4/1/22, Pool #914937	261,297
49,791	5.000%, 10/1/25, Pool #255894	51,009
55,687	5.500%, 2/1/27, Pool #256600	57,216
240,188	5.500%, 1/1/34, Pool #757571	246,804
50,623	6.000%, 9/1/34, Pool #790912	52,238
56,980	6.500%, 9/1/34, Pool #796569	59,348
24,983	7.000%, 6/1/35, Pool #255820	26,306
102,025	5.000%, 11/1/35, Pool #842402	104,310
25,008	5.500%, 2/1/36, Pool #256101	25,666
332,350	6.000%, 6/1/36, Pool #886959	342,542
63,813	5.500%, 12/1/36, Pool #922224	65,491
312,470	5.500%, 12/1/36, Pool #928043	320,686
60,689	6.000%, 12/1/36, Pool #902054	62,551
126,582	5.000%, 1/1/37, Pool #920727	129,396
261,339	5.500%, 1/1/37, Pool #256552	268,211

Continued

BB&T Total Return Bond VIF

    Schedule of Portfolio Investments — (continued)

    December 31, 2008

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae(f) — (continued)
$ 53,989	6.000%, 1/1/37, Pool #906095	$55,645
104,461	5.000%, 3/1/37, Pool #911395	106,778
436,127	5.500%, 3/1/37, Pool #888221	447,594
51,893	6.000%, 4/1/37, Pool #914725	53,481
83,764	6.000%, 7/1/37, Pool #256800	86,328
576,939	6.500%, 7/1/37, Pool #941315	599,894
358,556	5.500%, 9/1/37, Pool #888638	367,963
432,471	6.000%, 9/1/37, Pool #952420	445,710
16,077	6.000%, 9/1/37, Pool #955005	16,569
218,218	5.000%, 3/1/38, Pool #929182	223,035
145,367	5.500%, 3/1/38, Pool #969064	149,166
261,458	5.000%, 5/1/38, Pool #981481	267,230
234,501	5.000%, 5/1/38, Pool #933811	239,677
620,563	5.500%, 5/1/38, Pool #973968	636,782
97,565	5.500%, 7/1/38, Pool #934323	100,115
244,771	5.500%, 7/1/38, Pool #889685	251,168
420,000	4.500%, 1/15/39(g)	425,644

		6,695,691

	Freddie Mac(f) (16.0%)
75,101	6.000%, 10/1/19, Pool #G11679	77,873
39,418	5.500%, 10/1/21, Pool #G12425	40,655
57,532	5.000%, 1/1/22, Pool #J04202	59,146
107,313	5.000%, 5/1/22, Pool #J04788	110,322
269,227	5.000%, 8/1/22, Pool #J05384	276,778
38,487	4.500%, 6/1/35, Pool #G01842	39,070
33,448	5.500%, 7/1/35, Pool #A36540	34,280
18,697	6.000%, 7/1/35, Pool #A36304	19,285
18,904	5.500%, 12/1/35, Pool #A40359	19,375
59,537	5.500%, 2/1/36, Pool #G08111	61,010
42,403	5.500%, 4/1/36, Pool #A44445	43,452
163,792	6.000%, 9/1/36, Pool #A52325	168,918
222,497	5.500%, 12/1/36, Pool #A80368	227,999
107,398	5.874%, 12/1/36, Pool #1J1390*	110,311
91,920	5.500%, 4/1/37, Pool #G08192	94,188
55,965	6.000%, 4/1/37, Pool #A58853	57,713
48,480	5.000%, 6/1/37, Pool #G03094	49,601
182,455	6.000%, 8/1/37, Pool #A64067	188,154
75,657	5.500%, 9/1/37, Pool #G03202	77,524
156,132	5.738%, 9/1/37, Pool #1Q0319*	159,068
176,731	6.500%, 12/1/37, Pool #A69955	183,763
38,537	5.500%, 1/1/38, Pool #A71523	39,488
138,382	6.000%, 3/1/38, Pool #G04123	142,705
108,431	5.212%, 4/1/38, Pool #783255*	113,646
242,989	5.500%, 6/1/38, Pool #A77678	248,960
197,208	5.500%, 7/1/38, Pool #A78982	202,054
130,837	5.500%, 7/1/38, Pool #A79017	134,052
81,877	6.000%, 9/1/38, Pool #A81453	84,426
286,000	6.000%, 11/1/38, Pool #G04924	294,905

		3,358,721

	Ginnie Mae (1.2%)
75,000	5.000%, 12/15/38, Pool #702756	77,082
187,000	5.000%, 1/15/39(g)	191,675

		268,757

	Total Mortgage-Backed Securities (Cost $10,033,047)	10,323,169

Principal Amount		Fair Value
MUNICIPAL BONDS (11.3%)

	Iowa (0.9%)
$250,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Series E, Taxable (AMBAC, GTD STD LNS), 0.000%, 12/1/31*(e)(h)	$182,500

	Maryland (1.9%)
135,000	Maryland State, Capital Improvements G.O., Series A, 5.250%, 2/15/13	150,647
160,000	Maryland State, Refunding G.O., 5.000%, 2/1/11	170,397
65,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series A, 5.250%, 3/1/16	74,849

		395,893

	Michigan (0.3%)
75,000	Michigan Municipal Bond Authority, Refunding School Loan Revenue Bonds (FSA-CR, FGIC), 5.222%, 6/1/14	74,871

	Minnesota (0.8%)
145,000	Minnesota State, Public Improvements G.O., 5.000%, 8/1/16	164,326

	New Jersey (0.9%)
300,000	Higher Education Student Assistance Authority, NJ, Student Loan Revenue, Series A (MBIA, GTD STD LNS), 2.240%, 6/1/36*(e)(h)	186,000

	New York (1.4%)
85,000	New York City Transitional Finance Authority, NY, Public Improvements Revenue Bonds, Series D, Taxable, OID, 4.800%, 2/1/13	84,407
210,000	New York, NY, Cash Flow Management G.O., Sub Series C-4, Taxable, 5.250%, 8/15/14	210,472

		294,879

	North Carolina (1.8%)
345,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/14	386,634

	Pennsylvania (2.0%)
175,000	Commonwealth of Pennsylvania, Public Improvements G.O., First Series, 5.000%, 5/15/15	196,464
195,000	Commonwealth of Pennsylvania, Public Improvements G.O., Second Series A, 5.000%, 8/1/13	215,582

		412,046

	Virginia (1.3%)
35,000	Commonwealth of Virginia, Public Improvements G.O., Series B, 5.000%, 6/1/16	39,725
115,000	Fairfax County, VA, Public Improvements G.O., Series A (State Aid Withholding), 5.000%, 4/1/17	130,685
100,000	Virginia Public Building Authority Revenue, VA, Public Improvements, Series C, 5.000%, 8/1/15	112,680

		283,090

	Total Municipal Bonds (Cost $2,538,539)	2,380,239

Continued

BB&T Total Return Bond VIF

    Schedule of Portfolio Investments — (continued)

    December 31, 2008

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES (5.8%)
	Fannie Mae(f) (3.0%)
$465,000	4.875%, 5/18/12(d)	$506,371
122,000	3.875%, 7/12/13(d)	129,466

		635,837

	Federal Home Loan Bank (1.2%)
170,000	3.625%, 12/17/10(d)	177,784
65,000	5.250%, 9/13/13	72,913

		250,697

	Freddie Mac(f) (1.6%)
100,000	5.750%, 1/15/12	111,773
192,000	5.125%, 10/18/16	217,883

		329,656

	Total U.S. Government Agencies (Cost $1,134,382)	1,216,190

U.S. TREASURY NOTES (5.3%)
521,000	5.500%, 8/15/28(d)	704,164
300,000	4.500%, 5/15/38(d)	409,453

	Total U.S. Treasury Notes (Cost $892,871)	1,113,617

Principal Amount		Fair Value
FOREIGN GOVERNMENT BONDS (0.3%)
	Brazil (0.3%)
$55,000	Brazilian Government International Bond,
	6.000%, 1/17/17	$56,788

	Total Foreign Government Bonds (Cost $55,950)	56,788

Shares
INVESTMENT COMPANY (8.7%)
1,819,780	Federated Treasury Obligations Fund, Institutional Shares	1,819,780

	Total Investment Company (Cost $1,819,780)	1,819,780

Principal Amount
SHORT TERM INVESTMENTS (0.0%)
$17,758	BNY Institutional Cash Reserve, Series B	1,598
7,265	BNY Institutional Cash Reserve, Series C	4,904

	Total Short Term Investments (Cost $25,023)	6,502

Total Investments — 105.5% (Cost $21,869,882)		22,151,904
Net Other Assets (Liabilities) — (5.5)%		(1,155,578)

NET ASSETS — 100.0%		$20,996,326

Futures	Contracts	Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Two Year Note, March 2009	5	$9,797
U.S. Treasury Ten Year Note, March 2009	16	(2,146)

Total Long Contracts		$7,651

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Schedule of Portfolio Investments

    Notes to Schedules of Portfolio Investments

    December 31, 2008

(a)	Represents non-income producing security.

(b)	Represents that all or a portion of the security was on loan as of December 31, 2008.

(c)	Security held as collateral for written call option.

(d)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis or for futures contracts.

(e)	Illiquid security.

(f)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

(g)	Represents a security purchased on a when-issued basis. At December 31, 2008, total cost of investments purchased on a when-issued basis for the BB&T Total Return Bond VIF was $616,300, or 2.94% of net assets.

(h)	Security was fair valued by the Pricing Committee in accordance with procedures adopted by the Board of Trustees.

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of December 31, 2008. The maturity date reflected is the final maturity date.

   ADR — American Depository Receipt

   AMBAC — Insured by AMBAC Indemnity Corp.

   CR — Custodial Receipts

   FGIC — Insured by the Financial Guaranty Insurance Corp.

   FSA — Insured by Financial Security Assurance

   G.O. — General Obligation

   GTD STD LNS — Guaranteed Student Loans

   MBIA — Insured by MBIA

   MTN — Medium Term Note

   OID — Original Issue Discount`

   STEP — Step Coupon Bond

See accompanying notes to the financial statements.

(This page has been left blank intentionally.)

BB&T Variable Insurance Funds

    Statements of Assets and Liabilities

    December 31, 2008

	BB&T Large Cap VIF	BB&T Mid Cap Growth VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Assets:
Investments:
Unaffiliated investments, at cost	$40,545,501	$15,336,864	$3,370,579	$32,975,282	$21,869,882
Investments in affiliates, at cost	—	—	9,515,602	—	—

Total investments, at cost*	40,545,501	15,336,864	12,886,181	32,975,282	21,869,882
Unrealized appreciation (depreciation)	(4,603,722)	(3,217,340)	(4,505,093)	(6,835,230)	282,022

Investments, at value	35,941,779	12,119,524	8,381,088	26,140,052	22,151,904
Cash	29	12	7	18	322
Interest and dividends receivable	72,075	2,425	72,257	13,322	173,963
Receivable for investments sold	—	—	—	469,311	424,223
Receivable for capital shares issued	27,363	339,611	81,533	203,009	—
Receivable from Advisor	10,343	8,650	8	—	—
Prepaid and other assets	29,079	10,155	6,638	19,468	14,528

Total Assets	36,080,668	12,480,377	8,541,531	26,845,180	22,764,940

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $14,833 and $ — , respectively)	—	—	—	10,400	—
Payable for investments purchased	—	14,316	982	—	617,457
Payable for capital shares redeemed	15,244	64	252	—	1,086,266
Payable for collateral received on loaned securities	—	275,826	—	116,200	—
Payable to securities lending agent	29,800	—	—	—	25,023
Payable for daily variation margin on futures contracts	—	—	—	—	21,484
Accrued expenses:
Investment advisory fees	—	—	—	6,323	3,097
Administration fees	2,994	922	—	2,087	1,735
Audit fees	38,720	14,858	8,797	21,596	9,555
Compliance service fees	28	10	6	19	16
Printing fees	4,924	1,661	1,373	2,398	1,018
Transfer agency fees	908	326	209	598	392
Other fees	9,751	2,649	1,712	2,000	2,571

Total Liabilities	102,369	310,632	13,331	161,621	1,768,614

Net Assets:	$35,978,299	$12,169,745	$8,528,200	$26,683,559	$20,996,326

Net Assets Consist of:
Capital	$62,292,513	$18,554,026	$16,279,620	$34,950,115	$20,958,249
Accumulated undistributed net investment income	23	—	136	9	210,356
Accumulated realized losses from investments, futures contracts and written options	(21,710,515)	(3,166,941)	(3,246,463)	(1,435,768)	(461,952)
Net unrealized appreciation/(depreciation) on investments, futures contracts and written options	(4,603,722)	(3,217,340)	(4,505,093)	(6,830,797)	289,673

Net Assets	$35,978,299	$12,169,745	$8,528,200	$26,683,559	$20,996,326

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,542,970	1,763,004	1,795,533	2,599,397	2,113,308

Net Asset Value — offering and redemption price per share	$6.49	$6.90	$4.75	$10.27	$9.94

*	The BB&T Mid Cap Growth VIF and BB&T Special Opportunities Equity VIF, include securities on loan of $271,839 and $116,781, respectively.

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

    Statements of Operations

    For the Year Ended December 31, 2008

	BB&T Large Cap VIF	BB&T Mid Cap Growth VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Investment Income:
Interest income	$—	$—	$—	$—	$936,307
Dividend income	1,404,497	137,909	48,065	428,085	17,843
Dividend income from affiliates	—	—	153,089	—	—
Foreign tax withholding	—	(715)	—	(8,119)	—
Income from securities lending	8,020	1,734	—	7,132	3,192

Total investment income	1,412,517	138,928	201,154	427,098	957,342

Expenses:
Investment advisory fees (See Note 4)	447,212	169,232	34,354	276,765	116,815
Administration fees (See Note 4)	56,368	21,318	—	32,323	18,258
Audit fees	65,415	25,418	15,905	33,525	16,500
Compliance service fees (See Note 4)	466	211	118	213	91
Custodian fees	2,794	1,274	656	1,789	1,102
Fund accounting fees (See Note 4)	6,044	2,287	1,374	3,460	1,947
Insurance fees	39,469	14,117	8,189	15,460	6,743
Interest expense (See Note 6)	49	—	—	—	—
Legal fees	40,828	11,932	6,886	15,152	7,636
Printing fees	19,000	10,000	6,810	12,192	7,237
Transfer agent fees (See Note 4)	14,966	5,783	3,055	8,733	5,005
Trustee fees	6,766	2,557	1,465	3,167	1,738
Other fees	4,338	3,982	1,982	4,054	16,687

Total expenses before waivers	703,715	268,111	80,794	406,833	199,759
Less expenses reimbursed or waived by the Investment Advisor (See Note 4)	(212,577)	(75,486)	(38,147)	(26,764)	(43,257)

Net expenses	491,138	192,625	42,647	380,069	156,502

Net investment income (loss)	921,379	(53,697)	158,507	47,029	800,840

Realized/Unrealized Gains (Losses) on Investments, Futures Contracts and Written Options:
Net realized gains (losses) from:
Unaffiliated investment transactions	(21,659,986)	(3,193,231)	(197,726)	(2,091,871)	(323,614)
Affiliated investment transactions	—	—	(2,865,442)	—	—
Distributions from affiliated funds	—	—	62,279	—	—
Futures contracts	—	—	—	—	41,458
Written Options	—	—	—	661,126	—
Change in unrealized appreciation/depreciation on:
Investments	(6,116,076)	(11,790,950)	(3,419,265)	(12,678,725)	78,462
Futures contracts	—	—	—	—	7,651
Written Options	—	—	—	173,967	—

Net realized/unrealized losses on investments, futures contracts and written options	(27,776,062)	(14,984,181)	(6,420,154)	(13,935,503)	(196,043)

Change in net assets from operations	$(26,854,683)	$(15,037,878)	$(6,261,647)	$(13,888,474)	$604,797

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

    Statements of Changes in Net Assets

	BB&T Large Cap VIF		BB&T Mid Cap Growth VIF

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Investment Activities:

Operations:
Net investment income (loss)	$921,379	$1,512,977	$(53,697)	$(64,286)
Net realized gains (losses) on investments, futures contracts, written options and distributions from affiliated funds	(21,659,986)	12,657,230	(3,193,231)	4,623,497
Change in unrealized appreciation/depreciation of investments, futures contracts and written options	(6,116,076)	(19,468,983)	(11,790,950)	4,163,473

Change in net assets from operations	(26,854,683)	(5,298,776)	(15,037,878)	8,722,684

Distributions to Shareholders:
Net investment income	(921,328)	(1,937,234)	—	(377)
Net realized gains from investment transactions	(12,646,677)	(11,116,882)	(4,536,802)	(3,179,274)

Change in net assets from shareholders distributions	(13,568,005)	(13,054,116)	(4,536,802)	(3,179,651)

Capital Transactions:
Proceeds from shares issued	757,706	15,112,419	1,884,461	3,804,286
Proceeds from shares issued in conversion (Note 5)	—	13,750,356	—	—
Distributions reinvested	13,568,005	13,054,115	4,536,802	3,179,651
Value of shares redeemed	(25,096,108)	(29,535,278)	(8,063,186)	(4,600,823)

Change in net assets from capital transactions	(10,770,397)	12,381,612	(1,641,923)	2,383,114

Change in net assets	(51,193,085)	(5,971,280)	(21,216,603)	7,926,147

Net Assets:
Beginning of year	87,171,384	93,142,664	33,386,348	25,460,201

End of year	$35,978,299	$87,171,384	$12,169,745	$33,386,348

Accumulated undistributed net investment income	$23	$—	$—	$—

Share Transactions:
Issued	74,734	907,626	158,834	219,708
Issued in conversion (Note 5)	—	810,901	—	—
Reinvested	1,571,115	869,273	425,991	196,637
Redeemed	(2,468,697)	(1,781,498)	(647,597)	(270,101)

Change in Shares	(822,848)	806,302	(62,772)	146,244

See accompanying notes to the financial statements.

BB&T Capital Manager Equity VIF		BB&T Special Opportunities Equity VIF		BB&T Total Return Bond VIF

For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$158,507	$437,010	$47,029	$(46,760)	$800,840	$465,618
(3,000,889)	2,970,928	(1,430,745)	1,278,517	(282,156)	75,270
(3,419,265)	(3,018,705)	(12,504,758)	1,949,135	86,113	204,918

(6,261,647)	389,233	(13,888,474)	3,180,892	604,797	745,806

(182,681)	(512,781)	(47,020)	—	(803,726)	(456,227)
(3,211,624)	(2,014,013)	(1,229,604)	(2,016,836)	—	—

(3,394,305)	(2,526,794)	(1,276,624)	(2,016,836)	(803,726)	(456,227)

659,807	2,591,141	9,492,235	12,942,110	11,509,087	8,183,083
—	—	—	—	—	—
3,394,305	2,526,794	1,276,625	2,016,836	803,726	482,039
(4,364,667)	(2,708,114)	(4,539,850)	(1,797,100)	(5,181,198)	(1,658,187)

(310,555)	2,409,821	6,229,010	13,161,846	7,131,615	7,006,935

(9,966,507)	272,260	(8,936,088)	14,325,902	6,932,686	7,296,514

18,494,707	18,222,447	35,619,647	21,293,745	14,063,640	6,767,126

$8,528,200	$18,494,707	$26,683,559	$35,619,647	$20,996,326	$14,063,640

$136	$19,457	$9	$—	$210,356	$167,126

92,711	222,208	638,272	789,817	1,158,126	834,990
—	—	—	—	—	—
526,651	236,281	88,168	127,810	81,352	48,984
(613,433)	(232,413)	(348,611)	(109,151)	(529,896)	(168,369)

5,929	226,076	377,829	808,476	709,582	715,605

BB&T Variable Insurance Funds

    Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities

	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities
BB&T Large Cap VIF
Year Ended December 31, 2008	$13.69	0.16	(c)	(4.63)	(4.47)
Year Ended December 31, 2007	$16.75	0.23		(1.08)	(0.85)
Year Ended December 31, 2006	$14.00	0.27		2.68	2.95
Year Ended December 31, 2005	$13.35	0.26		0.65	0.91
Year Ended December 31, 2004	$12.00	0.22		1.35	1.57
BB&T Mid Cap Growth VIF
Year Ended December 31, 2008	$18.29	(0.03	)(c)	(8.40)	(8.43)
Year Ended December 31, 2007	$15.16	(0.03)		5.09	5.06
Year Ended December 31, 2006	$15.67	0.03		0.44	0.47
Year Ended December 31, 2005	$13.70	(0.04)		2.01	1.97
Year Ended December 31, 2004	$11.69	(0.05)		2.06	2.01
BB&T Capital Manager Equity VIF***
Year Ended December 31, 2008	$10.33	0.09	(c)	(3.50)	(3.41)
Year Ended December 31, 2007	$11.65	0.25		— (d)	0.25
Year Ended December 31, 2006	$10.51	0.16		1.45	1.61
Year Ended December 31, 2005	$9.99	0.17		0.50	0.67
Year Ended December 31, 2004	$8.99	0.07		1.00	1.07
BB&T Special Opportunities Equity VIF
Year Ended December 31, 2008	$16.03	0.02	(c)	(5.28)	(5.26)
Year Ended December 31, 2007	$15.07	(0.02)		2.02	2.00
Year Ended December 31, 2006	$12.70	(0.02)		3.07	3.05
Year Ended December 31, 2005	$12.12	(0.03)		0.79	0.76
July 22, 2004 to December 31, 2004(e)	$10.00	(0.04)		2.16	2.12
BB&T Total Return Bond VIF
Year Ended December 31, 2008	$10.02	0.41	(c)	(0.08)	0.33
Year Ended December 31, 2007	$9.83	0.31		0.31	0.62
Year Ended December 31, 2006	$9.92	0.50		(0.17)	0.33
Year Ended December 31, 2005	$10.08	0.33		(0.10)	0.23
July 22, 2004 to December 31, 2004(e)	$10.00	0.10		0.08	0.18

*	Total return ratios assume reinvestment of distributions at net asset value.

Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

**	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

Distributions							Ratios/Supplemental Data
Net investment income		Net realized gains on investments	Total Distributions	Net Asset Value, End of Period	Total Return*(a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets(b)	Ratio of net investment income (loss) to average net assets(b)	Ratio of expenses to average net assets**(b)	Portfolio turnover rate(a)

(0.16)		(2.57)	(2.73)	$6.49	(37.43)%	$35,978	0.81%	1.52%	1.16%	49.73%
(0.31)		(1.90)	(2.21)	$13.69	(5.87)%	$87,171	0.77%	1.50%	1.08%	52.81%
(0.20)		—	(0.20)	$16.75	21.28%	$93,143	0.77%	1.72%	1.01%	45.76%
(0.26)		—	(0.26)	$14.00	6.90%	$113,648	0.79%	1.95%	1.05%	21.76%
(0.22)		—	(0.22)	$13.35	13.18%	$111,612	0.81%	1.77%	1.10%	12.91%

—		(2.96)	(2.96)	$6.90	(51.78)%	$12,170	0.84%	(0.23)%	1.17%	205.82%
—	(d)	(1.93)	(1.93)	$18.29	35.02%	$33,386	0.80%	(0.22)%	1.05%	127.76%
(0.07)		(0.91)	(0.98)	$15.16	3.26%	$25,460	0.78%	0.25%	1.02%	160.04%
—		—	—	$15.67	14.38%	$39,090	0.78%	(0.28)%	1.10%	113.04%
—		—	—	$13.70	17.19%	$32,407	0.83%	(0.44)%	1.22%	135.55%

(0.10)		(2.07)	(2.17)	$4.75	(38.22)%	$8,528	0.31%	1.15%	0.59%	61.04%
(0.30)		(1.27)	(1.57)	$10.33	1.98%	$18,495	0.18%	2.27%	0.51%	40.70%
(0.12)		(0.35)	(0.47)	$11.65	15.82%	$18,222	0.17%	1.15%	0.54%	20.55%
(0.15)		—	(0.15)	$10.51	6.77%	$28,722	0.26%	1.68%	0.55%	3.24%
(0.07)		—	(0.07)	$9.99	11.91%	$25,611	0.34%	0.75%	0.54%	1.09%

(0.02)		(0.48)	(0.50)	$10.27	(33.71)%	$26,684	1.10%	0.14%	1.18%	35.80%
—		(1.04)	(1.04)	$16.03	13.41%	$35,620	1.06%	(0.16)%	1.11%	23.86%
(0.01)		(0.67)	(0.68)	$15.07	24.71%	$21,294	1.06%	(0.05)%	1.06%	59.93%
—		(0.18)	(0.18)	$12.70	6.29%	$31,768	1.23%	(0.28)%	1.23%	42.15%
—		—	—	$12.12	21.20%	$21,044	1.45%	(0.76)%	1.45%	13.81%

(0.41)		—	(0.41)	$9.94	3.38%	$20,996	0.81%	4.11%	1.03%	152.74%
(0.43)		—	(0.43)	$10.02	6.47%	$14,064	0.77%	4.42%	1.01%	252.64%
(0.42)		—	(0.42)	$9.83	3.47%	$6,767	0.77%	4.34%	0.88%	188.24%
(0.36)		(0.03)	(0.39)	$9.92	2.29%	$18,777	1.00%	3.38%	1.12%	196.66%
(0.10)		—	(0.10)	$10.08	1.76%	$15,653	1.29%	2.34%	1.29%	36.74%

BB&T Variable Insurance Funds

    Notes to Financial Statements

    December 31, 2008

1.	Organization:

The BB&T Variable Insurance Funds (the “Trust”) was organized on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The Trust commenced operations on May 1, 2005 and presently offers shares of the BB&T Large Cap VIF, the BB&T Mid Cap Growth VIF, the BB&T Capital Manager Equity VIF, the BB&T Special Opportunities Equity VIF, and the BB&T Total Return Bond VIF (referred to individually as a “Fund” and collectively as the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Funds are offered through variable annuity contracts offered through the separate accounts of participating insurance companies. The BB&T Capital Manager Equity VIF invests primarily in underlying mutual funds as opposed to individual securities.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) to value certain securities, including through the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current fair value. Investments in open-end investment companies, including the affiliated funds invested in by the Capital Manager Equity VIF, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event that materially effects the furnished price) will be valued at fair value determined in good faith by the Pricing Committee under the general supervision of the Board.

Recent accounting standards — In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”). SFAS No. 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is continuing to evaluate the impact, if any, that adoption of SFAS No. 161 may have on the financial statements.

Adoption of SFAS No. 157 “Fair Value Measurement” (“SFAS No. 157”) — In September 2006, the FASB issued SFAS No. 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted SFAS No. 157 as of January 1, 2008.

BB&T Variable Insurance Funds

    Notes to Financial Statements — (continued)

    December 31, 2008

The three levels of the fair value hierarchy under SFAS No. 157 are described below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Fund’s net assets as of December 31, 2008 is as follows:

Funds
Assets: Investments in Securities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
BB&T Large Cap VIF	$35,939,097	$—	$2,682	$35,941,779
BB&T Mid Cap Growth VIF	11,847,918	269,400	2,206	12,119,524
BB&T Capital Manager Equity VIF	8,381,088	—	—	8,381,088
BB&T Special Opportunities Equity VIF	26,059,378	74,108	6,566	26,140,052
BB&T Total Return Bond VIF	1,819,780	19,957,122	375,002	22,151,904

Liabilities: Other*
BB&T Special Opportunities Equity VIF	$10,400	$—	$—	$10,400
BB&T Total Return Bond VIF	21,484	—	—	21,484
* Other financial instruments are derivative investments, such as futures and written options.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	BB&T Large Cap VIF	BB&T Mid-Cap Growth VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Balance as of 01/01/08 (market value)	$—	$—	$—	$—
Transfers in and/or out of Level 3	2,682	2,206	6,566	375,002

Balance as of 12/31/08 (market value)	$2,682	$2,206	$6,566	$375,002

Net change in unrealized appreciation/(depreciation) during the period on Level 3 securities still held at the end of the period*	($27,118)	($3,316)	($33,982)	($197,660)

* Included in change in unrealized appreciation/depreciation on investments in the Statements of Operations.

Securities Transactions and Related Income — During the period, securities transactions are accounted for no later than one business day after trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities and any subsequent fluctuation in their value is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

BB&T Variable Insurance Funds

    Notes to Financial Statements — (continued)

    December 31, 2008

Repurchase Agreements and Collateralized Loan Agreements — The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, Inc. (“BB&T AM”) or a sub-advisor deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller under these types of agreements is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, or another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is a potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of possible decline in fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls — The Total Return Bond VIF may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

Futures Contracts — The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities that the respective Funds intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Option Contracts — The Funds may purchase or write option contracts. These transactions may be entered into to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in fair value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value.

BB&T Variable Insurance Funds

    Notes to Financial Statements — (continued)

    December 31, 2008

The BB&T Special Opportunities Equity VIF had the following transactions in written covered call options during the year ended December 31, 2008:

Covered Call Options	BB&T Special Opportunities Equity VIF
	Number of Contracts	Premiums Received
Balance at beginning of period	2,278	$206,096
Options written	7,878	791,429
Options closed	(3,818)	(278,040)
Options expired	(5,128)	(650,860)
Options exercised	(950)	(53,792)

Balance at end of period	260	$14,833

The following is a summary of written options outstanding as of December 31, 2008:

Security	BB&T Special Opportunities Equity VIF
	Number of Contracts	Fair Value
Yum! Brands, Inc., $40.00, 4/18/09	260	$(10,400)

	260	$(10,400)

Security Loans — The Funds may loan securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit, U.S. dollars, cash or other forms of collateral as may be agreed between the Trust and Mellon Bank, N.A., the lending agent (“Mellon”). A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of income and earnings from the investment and reinvestment of cash collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of a Fund’s securities to a borrower, Mellon is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the cost of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. The Funds bear all of the gains and losses on such investments. Cash collateral received by several Funds at December 31, 2008, was invested in the BNY Institutional Cash Reserve Fund (“ICRF”) Series’ A, B, and C, an unregistered investment pool managed by Mellon, which was invested in repurchase agreements, Lehman Brothers and White Pine Finance, LLC.

The net asset value of a Fund may be affected by an increase or decrease in the value of the securities loaned or by an increase or decrease in the value of the ICRF or any other investment vehicle in which cash collateral may be invested. At December 31, 2008, the ICRF held investments in Lehman Brothers (Series B) and White Pine Finance LLC (Series C), both of which had defaulted on their obligations during the period. These defaults resulted in the value of the ICRF being less than the amount of collateral owed back to the borrowing brokers. The difference between the value of the collateral investments in the ICRF and what is owed to the borrowing brokers negatively affects net asset value of these Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. The Funds are indemnified from losses resulting

BB&T Variable Insurance Funds

    Notes to Financial Statements — (continued)

    December 31, 2008

from brokers failing to return securities. As the securities lending agent for the Funds, Mellon receives for its services 20% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. The value of the securities on loan, the related collateral and the liability to return the collateral at December 31, 2008, are shown on the Statements of Assets and Liabilities. At December 31, 2008, the following Funds had loans outstanding:

	Value of Loaned Securities	Cost of Collateral	Value of Collateral	Average Value on Loan for the year ended December 31, 2008
BB&T Mid Cap Growth VIF	$271,839	$275,826	$271,606	$ 451,220
BB&T Special Opportunities Equity VIF	116,781	116,200	80,674	1,950,147

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC, FGIC and MBIA).

Distributions to Shareholders — Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the BB&T Total Return Bond VIF, in which case dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital or return of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

	Increase/ Decrease Net Investment Income(Loss)	Increase/ Decrease Realized Gain(Loss)	Decrease Paid-In Capital
BB&T Large Cap Fund VIF	$ (28)	$ 28	$ —
BB&T Mid Cap Growth Fund VIF	53,697	21,385	(75,082)
BB&T Capital Manager Equity VIF	4,853	(4,853)	—
BB&T Total Return Bond VIF	46,116	(46,116)	—

Federal Income Taxes — It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

Other — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to both the Funds and the BB&T Funds are allocated across Funds and BB&T Funds, based upon relative net assets or on another reasonable basis.

BB&T Variable Insurance Funds

    Notes to Financial Statements — (continued)

    December 31, 2008

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government Securities and securities maturing less than one year from acquisition) for the year ended December 31, 2008 are as follows:

	Purchases	Sales
BB&T Large Cap VIF	$29,418,799	$52,113,918
BB&T Mid Cap Growth VIF	46,238,119	52,731,485
BB&T Capital Manager Equity VIF	8,288,410	11,490,355
BB&T Special Opportunities Equity VIF	15,652,485	12,035,176
BB&T Total Return Bond VIF	27,211,878	22,772,658

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2008 for the BB&T Total Return Bond VIF were $9,061,638 and $6,024,003, respectively.

4.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T AM. Under the terms of the investment advisory agreement, BB&T AM is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees”. BB&T AM waived investment advisory fees and certain expenses of the Funds referenced below which are not subject to recoupment and are included on the Statements of Operations as “Less expenses reimbursed or waived by the Investment Advisor”.

Information regarding these transactions is as follows for the year ended December 31, 2008:

	Contractual Fee Rate	Fee Rate after Contractual Waivers[1,2]
BB&T Large Cap VIF	0.74%	0.50%
BB&T Mid Cap Growth VIF	0.74%	0.50%
BB&T Capital Manager Equity VIF	0.25%	0.00%
BB&T Special Opportunities Equity VIF	0.80%	0.80%
BB&T Total Return Bond VIF	0.60%	0.50%

1	Effective May 1, 2008, BB&T AM contractually agreed to waive a portion of the investment advisory fee as disclosed in the table above. All contractual investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.
2	For all or a portion of the year ended December 31, 2008, BB&T AM voluntarily waived additional investment advisory fees and reimbursed other expenses. All voluntary waivers and reimbursements are not subject to recoupment in subsequent fiscal periods and may be discontinued at any time.

Pursuant to a sub-advisory agreement with BB&T AM, Scott & Stringfellow LLC, a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the BB&T Special Opportunities Equity VIF, subject to the general supervision of the Board and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the BB&T Total Return Bond VIF, subject to the general supervision of the Board and BB&T AM. For their services, the sub-advisors are entitled to a fee payable by BB&T AM.

BB&T AM serves as the administrator to the Funds pursuant to the administration agreement effective as of April 23, 2007. The Funds pay their portion of a fee to BB&T AM for providing administration services based on the aggregate assets of the Funds and the BB&T Funds at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees”. Pursuant to a sub-administration agreement with BB&T AM, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., serves as the sub-administrator to the Funds subject to the general supervision of the Board and BB&T AM. For these services, PNC is entitled to a fee payable by BB&T AM.

PNC serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statement of Operations as “Fund accounting fees” and “Transfer agent fees”.

BB&TAM’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by BB&T AM. However, the Funds reimburse BB&T AM for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees”.

For the year ended December 31, 2008, the Funds paid $33,253 in brokerage fees to Scott & Stringfellow LLC, a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds’ portfolio investments.

BB&T Variable Insurance Funds

    Notes to Financial Statements — (continued)

    December 31, 2008

The Trust has adopted a Variable Contract Owner Servicing Plan (the “Service Plan”) under which the Funds may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the year ended December 31, 2008 the Funds did not participate in any service plans.

Certain Officers and Trustees of the Funds are affiliated with the adviser, the administrator, or the sub-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $30,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone. Each Trustee serving on a Committee of the Board of Trustees receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and Audit Committee Chairman each receive an annual retainer of $10,000, and the Chairman of the Nominations Committee receives $1,000 for each meeting attended. The fees are allocated across the Funds and the BB&T Funds based upon relative net assets.

5.	Conversion of the BB&T Large Cap VIF and the BB&T Large Cap Growth VIF:

On February 12, 2007, the BB&T Large Cap VIF acquired all of the assets and assumed all of the liabilities of the BB&T Large Cap Growth VIF in exchange for shares of the BB&T Large Cap VIF, pursuant to an Agreement and Plan of Reorganization approved by the BB&T Large Cap Growth VIF’s shareholders on February 7, 2007 and the Board on August 29, 2006. All fees and expenses incurred by the BB&T Large Cap Growth VIF, BB&T Large Cap VIF and BB&T AM in connection with the consummation of the transaction were borne by BB&T AM. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

	Shares Issued	Net Assets Converted	Net Asset Value Per Share Issued	Unrealized Appreciation
BB&T Large Cap VIF	810,901	$13,750,356	$16.96	$175,611

6.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidations that BB&T AM believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at an interest rate equal to the Prime Rate minus 2.00%. There were no open lines of credit at December 31, 2008. During the year ended December 31, 2008, the following Fund utilized a line of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
BB&T Large Cap VIF	2.67%	$227,333	3	$49	$312,000

7.	Federal Tax Information:

The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes. FIN48 was applied to all open tax years (December 2005 - December 2008). The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds. As of and during the year ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

At December 31, 2008 the following Funds have net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforward are used to offset future capital gains, it is possible that the gains that are offset will not be distributed to shareholders.

BB&T Variable Insurance Funds

    Notes to Financial Statements — (continued)

    December 31, 2008

	Amount	Expires
BB&T Large Cap VIF	$21,055,133	2016
BB&T Mid Cap Growth VIF	609,632	2016
BB&T Capital Manager Equity VIF	2,272,242	2016
BB&T Total Return Bond VIF	73,894	2013
BB&T Total Return Bond VIF	62,902	2014
BB&T Total Return Bond VIF	78,797	2016

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions*
BB&T Large Cap VIF	$1,160,944	$12,407,061	$13,568,005
BB&T Mid Cap Growth VIF	1,251,675	3,285,127	4,536,802
BB&T Capital Manager Equity VIF	296,392	3,097,913	3,394,305
BB&T Special Opportunities Equity VIF	605,227	671,397	1,276,624
BB&T Total Return Bond VIF	803,726	—	803,726

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2007, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions*
BB&T Large Cap VIF	$1,937,234	$11,116,882	$13,054,116
BB&T Mid Cap Growth VIF	61,600	3,118,051	3,179,651
BB&T Capital Manager Equity VIF	760,193	1,766,601	2,526,794
BB&T Special Opportunities Equity VIF	843,431	1,173,405	2,016,836
BB&T Total Return Bond VIF	456,227	—	456,227

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Under current tax law, capital losses after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated on the first business day of the fiscal year ending December 31, 2008:

Post- October Losses
BB&T Large Cap VIF	$ 594,486
BB&T Mid Cap Growth VIF	1,849,892
BB&T Capital Manager Equity VIF	334,236
BB&T Special Opportunities VIF	2,521,166
BB&T Total Return Bond VIF	234,451

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/(Deficit)
BB&T Large Cap VIF	$ 23	$ —	$ 23	$(21,649,619)	$(4,664,618)	$(26,314,214)
BB&T Mid Cap Growth VIF	—	—	—	(2,459,524)	(3,924,757)	(6,384,281)
BB&T Capital Manager Equity VIF	136	—	136	(2,606,478)	(5,145,078)	(7,751,420)
BB&T Special Opportunities Equity VIF	448,984	736,899	1,185,883	(2,521,166)	(6,931,273)	(8,266,556)
BB&T Total Return Bond VIF	210,356	—	210,356	(450,264)	277,984	38,076

*	The primary differences between book basis and tax basis unrealized appreciation/(depreciation) were due to the deferral of losses on wash sales and the deferral of market discount and premium until point of sale.

BB&T Variable Insurance Funds

    Notes to Financial Statements — (continued)

    December 31, 2008

At December 31, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BB&T Large Cap VIF	$40,606,397	$2,927,868	$(7,592,486)	$(4,664,618)
BB&T Mid Cap Growth VIF	16,044,281	441,768	(4,366,525)	(3,924,757)
BB&T Capital Manager Equity VIF	13,526,166	—	(5,145,078)	(5,145,078)
BB&T Special Opportunities Equity VIF	33,075,758	1,336,982	(8,272,688)	(6,935,706)
BB&T Total Return Bond VIF	21,873,920	768,608	(490,624)	277,984

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

BB&T Variable Insurance Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Variable Insurance Funds- BB&T Large Cap VIF, BB&T Mid Cap Growth VIF, BB&T Capital Manager Equity VIF, BB&T Special Opportunities Equity VIF, and BB&T Total Return Bond VIF (collectively, the Funds), including the schedules of portfolio investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of the Funds as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, NY
February 24, 2009

BB&T Variable Insurance Funds

    December 31, 2008

Other Information (Unaudited)

Other Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2008, each Fund is designating the following items with regard to distributions paid during the year.

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2008, qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction
BB&T Large Cap VIF	100.00%
BB&T Mid Cap Growth VIF	5.02%
BB&T Capital Manager Equity VIF	66.16%
BB&T Special Opportunities Equity VIF	25.86%

During the fiscal year ended December 31, 2008, the following Funds designate long-term capital gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code:

Amount
Large Cap VIF	$12,407,061
Mid Cap Growth VIF	3,285,127
Capital Manager Equity VIF	3,097,913
Special Opportunities Equity VIF	671,397

BB&T Variable Insurance Funds

    December 31, 2008

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 25-26, 2008, formally considered the continuance of the Trust’s investment advisory agreement with BB&T Asset Management, Inc. (“BB&TAM”) and sub-advisory agreements of BB&TAM with Scott & Stringfellow LLC (“Scott & Stringfellow”), with respect to the Special Opportunities Equity VIF, and Sterling Capital Management LLC (“Sterling Capital”), with respect to the Total Return Bond VIF (collectively, the “Advisory Agreements”). All of the above referenced agreements are collectively the “Advisory Agreements” and are performed by the “Advisers”; the action considered was the “Continuance” of the Advisory Agreements.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, including data from an independent provider of mutual fund data (as assembled by the Funds’ administrator), which included comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected BB&TAM fee waivers in place, as well as BB&TAM’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&TAM, which included a fund-by-fund analysis of performance and investment processes.

Presentations were also provided by each entity utilized by BB&TAM as a sub-adviser. The Board also received fund-by-fund profitability information from BB&TAM, Scott & Stringfellow and Sterling Capital. The Independent Trustees also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the Continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Advisers

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high-quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds as well as each Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage portfolio trades for the Fund it sub-advises. The Trustees received information demonstrating a decreased use by Scott & Stringfellow of affiliated broker transactions over the past year. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark index and peer group. With respect to the equity Funds, it was noted that the Special Opportunities Equity VIF had good relative performance for the year-to-date, and that the year-to-date performance for the Mid Cap Growth VIF was only slightly better than its benchmark. It was noted that the Large Cap VIF had poor performance compared to its peer group over the one-year and three-year periods. The Trustees noted that the Total Return Bond VIF lagged its benchmark on a year-to-date basis, but had good year-to-date relative performance versus its peers and over the one-year period. With respect to the Capital Manager Equity VIF, it was noted that the performance of the underlying equity funds had resulted in a negative impact on percentile rankings relative to comparable funds.

In the Trustees’ review of performance, long and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers over the most recent one year period. The Trustees noted that, although the performance of the Large Cap VIF continued to lag its peer group, BB&TAM’s Chief Investment Officer had increased his oversight of the portfolio management team, investment process, and portfolio composition. With respect to the Total Return Bond VIF, it was the consensus of the Trustees that the Fund would be the subject of increased focus and review at upcoming meetings of the Board.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better and that in cases where performance issues were encountered, the Adviser was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&TAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that would be continued in the upcoming year with respect to Capital Manager Equity VIF, Large Cap VIF, Mid Cap Growth VIF, and Total Return Bond VIF.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&TAM and considered the fallout benefits to BB&TAM such as the research services available to the Advisers by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to BB&TAM’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity VIF and sub-advisory fees received by its affiliate, Sterling Capital, for its management of the Total Return Bond VIF. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by the BB&TAM, and that such brokerage arrangements were considered by Scott & Stringfellow to be advantageous.

The Trustees also considered the reasonableness of advisory fees, and, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Advisers. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&TAM, Scott & Stringfellow and Sterling Capital as a result of their relationships with the Funds was acceptable. The Board also concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that BB&TAM had generally reduced fund total expense ratios through fee waivers. The Trustees noted recent decreases in asset levels on a complex-wide basis. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints, and that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

BB&T Variable Insurance Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”). The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birth date, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Fifth Floor, Raleigh, North Carolina 27601.

Name and Birthdate	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation	30	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From December 2003 to present, President and Director, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From July 1998 to present, President of Peace College	30	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as the Director of Private Client Group and Senior Executive Vice President	30	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

BB&T Variable Insurance Funds

The following table shows information for the trustee who is an “interested person” of Funds as defined in the 1940 Act*:

Name and Birthdate	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee

R. Lee Youngblood*** Birthdate: 01/47	Trustee	Indefinite, 01/09 — Present	From April 1971 to present, employee of Branch Banking and Trust Company (currently Executive Vice President)	30	Director, Sterling Capital Management, LLC; Director, Scott & Stringfellow LLC; Director, BB&T Investment Services, Inc.

*	Mr. Keith F. Karlawish served as an interested Trustee of the Funds through December 31, 2008.

**	The BB&T Funds Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.

***	Mr. Youngblood is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Youngblood is an “interested person” because he owns shares of BB&T Corporation.

The following table shows information for officers of the Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past 5 Years

E.G. Purcell, III Birthdate: 01/55	President and Secretary	Indefinite, President and Secretary, 11/08- Present; Vice President, 11/00-11/08	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President	Indefinite, 8/05 — Present	From June 2005 to present, Mutual Funds Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 4/07 — Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager - Mutual Fund Compliance, Banc of America Capital Management, LLC

BB&T Variable Insurance Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past 5 Years

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 4/07 — Present	From December 2000 to present, Vice President and Senior Director, Fund Accounting and Administration Department, PNC Global Investment Servicing (U.S.) Inc.

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite, 4/07 — Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing (U.S.) Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

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Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition set forth in paragraph (b) of this item’s instructions.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,000 in 2008 and $75,000 in 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2008 and $0 in 2007.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,500 in 2008 and $12,500 in 2007. Fees for both 2008 and 2007 relate to the federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    N/A

(c)    100%

(d)    N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $332,000 in 2008 and $12,500 in 2007.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees to report.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BB&T Variable Insurance Funds

By (Signature and Title)*	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date	2/24/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date	2/24/2009

By (Signature and Title)*	/s/ Andrew J. McNally
Andrew J. McNally, Treasurer
(principal financial officer)

Date	2/24/2009

* Print the name and title of each signing officer under his or her signature.